J.P. Morgan 34th Annual Healthcare Conference Mike Narachi, President & CEO January 14, 2016 Exhibit 99.2

For
investor
purposes
only
–
not
for
use
in
product
promotion
2
FORWARD LOOKING STATEMENTS
This presentation contains forward-looking statements about Orexigen
Therapeutics, Inc. and its recently approved product, Contrave
. Words such as
“believes,” “anticipates,” “plans,” “expects,” “indicates,” “will,” “should,” “intends,” “potential,” “suggests,” “assuming,”
“designed” and similar
expressions are intended to identify forward-looking statements. These statements are based on the Company’s current beliefs and expectations. These
forward-looking statements include statements regarding: the potential for Contrave and Mysimba
to achieve commercial success globally; the
ability
of
our
Irish
subsidiary
to
manage
key
business
functions
for
our
international
rights
to
Contrave/Mysimba;
the
potential
for
Orexigen
to
obtain
marketing authorizations or commercialization partner(s) for Contrave/Mysimba in territories outside the United States; the resources Takeda
Pharmaceutical Company Limited, or Takeda, is dedicating to the U.S. commercial launch of Contrave and the potential to maintain and strengthen the
intellectual property protection for Contrave/Mysimba
globally. The inclusion of forward-looking statements should not be regarded as a representation by Orexigen
that any of its plans will be achieved. Actual results may differ materially from those expressed or implied in this release due to the risk and uncertainties inherent in the Orexigen
business, including, without limitation: the potential that the marketing and commercialization of
Contrave/Mysimba
will
not
be
successful;
the
Company’s
ability
to
obtain
partnerships
and
marketing
authorization
globally;
the
final
results
of
the
Light Study or another cardiovascular outcomes trial may not support continued approval of Contrave; additional analysis of the Light Study results or new data from the planned cardiovascular outcomes trial or other studies, including safety-related data, may produce negative or inconclusive results,
or may be inconsistent with prior results; the results of the planned cardiovascular outcomes trial may not support continued
approval of
Contrave/Mysimba; the therapeutic and commercial value of Contrave/Mysimba; competition in the global obesity market, particularly from existing therapies; the Company’s failure to successfully acquire, develop and market additional product candidates or approved products; the estimates of the capacity of manufacturing and the company’s ability to secure additional manufacturing capabilities; the Company’s reliance on Takeda to vigorously enforce the CONTRAVE intellectual property rights; the potential for a Delaware court to determine that one or more of the patents are not valid or that
Actavis’ proposed generic product is not infringing each of the patents at issue; and other risks described in Orexigen’s filings with the Securities and
Exchange Commission. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date hereof,
and
Orexigen
undertakes
no
obligation
to
revise
or
update
this
news
release
to
reflect
events
or
circumstances
after
the
date
hereof.
Further
information regarding these and other risks is included under the heading “Risk Factors” in Orexigen’s
Current Report on Form 10-Q filed with the
Securities and Exchange Commission on November 9, 2015 and its other reports, which are available from the SEC’s website (www.sec.gov) and on
Orexigen’s
website (www.orexigen.com) under the heading “Investors.” All forward-looking statements are qualified in their entirety by this cautionary statement. This caution is made under the safe harbor provisions of Section 21E of the Private Securities Litigation Reform Act of 1995.

For
investor
purposes
only
–
not
for
use
in
product
promotion
2015:  A YEAR IN REVIEW
Successful US launch of Contrave
®
which became the clear branded market
share leader
EU Approval for Mysimba
®
Established Orexigen
Ireland to manage ex-US business
Partnering
process
yielded
first
distributorship
agreement
in
South
Korea
Received income from US and Korean partners
Submission of Contrave
®
drug application in South Korea
Completed key steps for the addition of Sanofi as a second source product manufacturer
Ended the year with cash balance of ~$212 million
3

2016 OREXIGEN
FOCUS: PATH TO PROFITABILITY
For
investor
purposes
only
–
not
for
use
in
product
promotion
Enable 2H 2016 E.U. Launches with
Co-Marketing / Distribution Partners
Maximize
Contrave
®
U.S. Net Sales
Partner Contrave
®
/ Mysimba
®
in Several Rest of World Territories
Carefully Manage Expenses Toward
Profitability With Existing Capital
4

2016 FINANCIAL GUIDANCE
Cash inflows: Growing to $40 -
$60 million
Income from net product sales of Contrave
®
/ Mysimba
®
ROW partnerships: Upfront payments and other income
$15 million anniversary milestone from Takeda
Operating expenses: $105 –
115 million
$10-15 million in non-cash expenses
For
investor
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–
not
for
use
in
product
promotion
5
~$212 million (unaudited)
Cash and marketable securities balance at
December 31, 2015

For
investor
purposes
only
–
not
for
use
in
product
promotion
6
Operating
Cash Inflows
Operating
Expenses
2016
guidance
$105-115M
($10-15M
non-cash)
$40-60M
PATH TO PROFITABILITY BY YEAR END 2018 WITHOUT
NEED FOR NEW CAPITAL
2017
Declining
2018
Declining
Orexigen expects growing product sales and collaboration income:
•
Focus on growth and improved net revenue per Rx in U.S.
•
$15M anniversary milestones from Takeda in 2016 and 2017
•
E.U. and ROW launches beginning 2H 2016
•
ROW: growing partnership income and product sales
•
Takeda bears U.S. commercialization expenses
•
3
rd
party
global
annual
R&D
costs
to
average
$40
–
45M
•
E.U. commercialization via co-marketing partners / distributors
•
ROW commercialization via distribution partners
•
Orexigen expects operating expenses to trend lower after 2016

For investor purposes only – not for use in product promotion PRODUCT WITH GLOBAL POTENTIAL 7

Contrave®
(naltrexone HCl/bupropion HCl)
8 mg/90 mg • Extended-Release Tablets

Mysimba® 8 mg/90 mg
prolonged-release tablets
naltrexone hydrochloride / bupropion hydrochloride
112 prolonged-release tablets

OREXIGEN®

Indicated for use as an adjunct to a reduced-calorie diet and increased physical activity for chronic weight management in adults with an initial body mass index (BMI) of 30 kg/m
2
or greater (obese), or 27 kg/m
2
or greater (overweight) in the presence of at least one weight-related comorbid condition. Approved with the brand name Contrave
®
in the United States and Mysimba
®
in the European Union.
WARNING: SUICIDAL THOUGHTS AND BEHAVIORS; AND
NEUROPSYCHIATRIC REACTIONS
Suicidality and Antidepressant Drugs
Not approved for use in the treatment of major depressive disorder or other psychiatric disorders. Contains bupropion, the same active ingredient as some other antidepressant medications (including, but not limited to, WELLBUTRIN, WELLBUTRIN SR, WELLBUTRIN XL, and
APLENZIN). Antidepressants increased the risk of suicidal thoughts and behavior in children, adolescents, and young adults in short-term trials.
These trials did not show an increase in the risk of suicidal thoughts and behavior with antidepressant use in subjects over age 24; there was a reduction in risk with antidepressant use in subjects aged 65 and older.
In patients of all ages, monitor closely for worsening, and for the emergence of suicidal thoughts and behaviors. Advise families and caregivers of the need for close observation and communication with the prescriber. Not approved for use in pediatric patients.
Neuropsychiatric Reactions in Patients Taking Bupropion for Smoking
Cessation
Serious neuropsychiatric reactions have occurred in patients taking bupropion for smoking cessation. The majority of these reactions occurred during bupropion treatment, but some occurred in the context of discontinuing treatment. In many cases, a causal relationship to bupropion treatment is not certain, because depressed mood may be a symptom of nicotine withdrawal. However, some of the cases occurred in patients taking bupropion who continued to smoke. Although not approved for smoking cessation, observe all patients for
neuropsychiatric reactions. Instruct the patient to contact a healthcare provider if such reactions occur.
For
investor
purposes
only
–
not
for
use
in
product
promotion
8
Full
Prescribing
Information,
including
Medication
Guide,
for
Contrave
is
available
at
http://www.contrave.com/.
The
Mysimba
Summary
of
Product
Characteristics
is
available
at
ema.europe.eu.

For
investor
purposes
only
–
not
for
use
in
product
promotion
NALTREXONE/BUPROPION (NB): CHANGE IN WEIGHT OVER
56 WEEKS
***p<0.001 vs placebo; Data are from the completer population with ITT-LOCF at endpoint
Placebo
301
ITT
***
302
BMOD
ITT
***
Week
•
HDL
•
LDL
•
Triglycerides
•
Waist circumference
•
CRP
•
HbA1c
•
Heart rate
•
Blood pressure
NB
304
T2DM
ITT
***
Week
Impact on cardiovascular risk factors
Week
9
-1.8
-1.3
-8.1
-5.4
-14
-12
-10
-8
-6
-4
-2
0
0
8
16
24
32
40
48
56
-7.3
-4.9
-11.5
-8.1
-14
-12
-10
-8
-6
-4
-2
0
0
8
16
24
32
40
48
56
-2.2
-1.7
-3.7
-14
-12
-10
-8
-6
-4
-2
0
0
8
16
24
32
40
48
56
-5.9

For
investor
purposes
only
–
not
for
use
in
product
promotion
UNIQUE, DUAL-ACTION MECHANISM
10
Nonclinical studies suggest that naltrexone and bupropion have effects on two separate areas of the brain involved in the regulation of food intake: the hypothalamus (appetite regulatory center) and the mesolimbic dopamine circuit (reward system). The exact neurochemical effects of CONTRAVE
®
leading to weight loss are not fully understood.
Contrave
®
Prescribing Information, 2014
Hypothalamus
Appetite
regulation
Mesolimbic dopamine
circuit
Reward System

Adverse events similar to Phase 3
~70% of subjects made it through at least 4 months of treatment
Of
those,
>66%
met
the
definition
for
responder
and
continued
in
the
study
(
5%
weight
loss
at
week
16)
Ignite study data are not included in the US Prescribing Information or the European Summary of
Prescribing Characteristics
Controlled period
Data are LS mean (SE);
*** p<0.001 vs. UC
OPEN LABEL IGNITE STUDY DEMONSTRATES CHANGE IN
WEIGHT IN A REAL WORLD SETTING
11
Source: Clinical Study Report, Cross-reference Table 14.2.1.6
-12.5
-10
-7.5
-5
-2.5
0
Usual Care Weeks
NB Weeks
NB Weeks
0
4
8
12
16
20
24
28
32
36
40
44
48
52
Week
For
investor
purposes
only
–
not
for
use
in
product
promotion
***
***
***
***
***
***
***
***
-9.3%
-10.6%
0-26
26-52 (N=35)
0-52 (N=61)

For investor purposes only – not for use in product promotion U.S. MARKET 12

THE U.S. OBESITY RX
MARKET GREW SUBSTANTIALLY IN
2015 -
OREXIGEN PREDICTS CONTINUED STRONG,
SEASONAL PATTERNS OF GROWTH
Source: IMS NPA Monthly; Orexigen estimates
2013
2014
2017
2016
2015
2018
+10%
Y/Y
+2%
Y/Y
+12%
JAN-NOV
13
For
investor
purposes
only
–
not
for
use
in
product
promotion

Contrave
(naltrexone HCl/bupropion HCl)
8 mg/90 mg • Extended-Release Tablets
Monthly TRx
Jan 2013
Feb 2013
Mar 2013
Apr 2013
May 2013
Jun 2013
Jul 2013
Aug 2013
Sep 2013
Oct 2013
Nov 2013
Dec 2013
Jan 2014
Feb 2014
Mar 2014
Apr 2014
May 2014
Jun 2014
Jul 2014
Aug 2014
Sep 2014
Oct 2014
Nov 2014
Dec 2014
Jan 2015
Feb 2015
Mar 2015
Apr 2015
May 2015
Jun 2015
Jul 2015
Aug 2015
Sep 2015
Oct 2015
Nov 2015

OREXIGEN

BRANDED OBESITY PRESCRIPTION DRUGS ARE FUELING
MARKET GROWTH
14
Contrave
®
100,000
200,000
300,000
400,000
500,000
600,000
700,000
800,000
900,000
1,000,000
For
investor
purposes
only
–
not
for
use
in
product
promotion
Other Branded Drugs
1
Phentermine
1.
Includes
Qsymia
®
,
Belviq
®
,
and
Saxenda
®
.
Qysmia
®
is
a
registered
trademark
of
VIVUS,
Inc.;
Belviq
®
is
a
registered
trademark
of
Arena
Pharmaceuticals
GmBH;
Saxenda
®
is
a
registered
trademark
of
Novo
Nordisk
A/S
Source:
IMS
Health
Note:
Orlistat
and
other
medicines
not
included
(c.
7%
of
market)

For
investor
purposes
only
–
not
for
use
in
product
promotion
U.S. 2016 FOCUS
Increase the
overall value
of the U.S.
business
1
Work with Takeda to improve net revenue per
Rx:
•
Pharmacy savings card program
•
Reimbursement
2
Continue strong promotion to drive
market and share growth
3
Explore consumer activation
campaigns
16

For investor purposes only – not for use in product promotion OPPORTUNITY IN EX-U.S. MARKETS 17

For
investor
purposes
only
–
not
for
use
in
product
promotion
SIGNIFICANT EX-U.S. SALES POTENTIAL FOR CONTRAVE
®
/
MYSIMBA
®
Obesity Drug Sales in Tier-1 RoW
markets
*Egypt, Saudi Arabia, Lebanon, Jordan, Kuwait, UAE and Morocco
18
Orexigen expects U.S., European
and ROW opportunities each to
represent 1/3
rd
of global value
US
Europe
ROW
Country
2014 Sales
(M)
Peak Year Sales
(Year)
Mexico
$140
$213
(2008)
Brazil
$120
$164
(2008)
Russia
$67
$84
(2012)
Korea
$58
$79
(2008)
Australia
$56
$58
(2012)
MENA*
$34
$40
(2010)
Canada
$14
$36
(2006)
India
$10
$15
(2010)
China
$.27
$.37
(2013)
Europe
$94
$508
(2007)

For
investor
purposes
only
–
not
for
use
in
product
promotion
EX-US PARTNERSHIP STRATEGY
In ROW markets where weight loss drugs are currently promoted,
Orexigen seeks to fully partner Contrave
®
/ Mysimba
®
–
E.g., South Korea, Latin America, Russia, Australia, China, India
In Europe, Orexigen expects to commercialize Mysimba
®
through a
network of co-marketing and distribution partners
–
Maximize Mysimba
®
promotion while limiting Orexigen spend to
certain key activities
Orexigen will administer ex-U.S. commercial activities with a limited staff based in Ireland and San Diego
–
Supply chain, pharmacovigilance, E.U. pricing, E.U. regulatory affairs, alliance management
19

For
investor
purposes
only
–
not
for
use
in
product
promotion
KWANG DONG DISTRIBUTORSHIP AGREEMENT IS EXAMPLE
OF OREXIGEN’S
PREFERRED ROW PARTNERSHIP STRATEGY
Terms of the agreement
Kwang
Dong is responsible for obtaining regulatory approval and for all commercialization activities and expenses
Orexigen will supply Contrave
®
tablets to Kwang
Dong for a $7
million
upfront
payment,
approximately
35
–
40%
of
net
sales,
potential sales-based milestone payments, and other fees
Kwang Dong expects to begin marketing Contrave
®
in the second
half of 2016, if regulatory approval is obtained
Agreement is with Orexigen Therapeutics Ireland Limited
20

Note: Rx eligible: No. of patients calculated based on patient population **aged ≥ 18** Obese with a **BMI ≥ 30**
*Approved Mysimba European markets
1. Orexigen internal estimates for presented to phys. and ov./ob. explicitly diagnosed
Source: Orexigen models based on UN population and WHO obesity estimates

OREXIGEN

For
investor
purposes
only
–
not
for
use
in
product
promotion
SIGNIFICANT UNMET NEED AND MARKET OPPORTUNITY IN
EUROPE
21
Treatment
eligible
patients
(ob.)
Presented to
physician
and
diagnosed
Rx treated
81
95
24
4
17
<1
U.S.
Europe*
Millions of eligible patients

The **prevalence** of overweight and obesity among adults **exceeds 50% in 18** of 27 **EU member states**

over 50%
of people are
overweight or obese
over 20%
of people are
obese

WHO infographic; WHO/European region.

Within the EU estimated **obesity costs** are €59 billion a year, representing **7% of its total healthcare spend**

2002
1 in 8 adults obese
2012
1 in 6 adults obese

The average **rate of obesity** in Europe has **increased** significantly

OREXIGEN

For
investor
purposes
only
–
not
for
use
in
product
promotion
PREVALENCE OF OBESITY GROWING ACROSS THE E.U.;
SIGNIFICANT IMPACT ON HEALTHCARE SPENDING
LEADING TO INCREASED FOCUS
Health at a Glance: Europe 2014. Overweight and obesity among adults.
22

Phentermine
Gx
Benz-
Phendi-
metrazine
Contrave
Qsymia
propion
Belviq

OREXIGEN

For
investor
purposes
only
–
not
for
use
in
product
promotion
CONTINUUM OF TREATMENT MODALITIES FOR OBESITY
MORE COMPLEX IN US…..
23
GI Lipase
Inhibitor
GLP-1
Injectable
Diet and
lifestyle
counseling
Surgery
MOA/Route of Administration

For
investor
purposes
only
–
not
for
use
in
product
promotion
CONTINUUM OF OBESITY TREATMENT OPTIONS IN EU
24
Diet and
lifestyle
counseling
Surgery
GLP-1
Injectable
Mysimba
GI Lipase
Inhibitor
MOA/Route of Administration

For
investor
purposes
only
–
not
for
use
in
product
promotion
E.U. market
attributes
Concentrated
obesity
specialist
community
Excess
capacity of
existing
Pharma
SFs
Patient
willingness to
pay out-of-
pocket
Competitive
profile of
obesity Rx
market
Skills and
capabilities of
potential
partners
ATTRACTIVE EU MARKET ATTRIBUTES REVEALED IN
MARKET RESEARCH
25

For
investor
purposes
only
–
not
for
use
in
product
promotion
Year 1
Year 2
Year 3
Year 4+
Country
UK
Germany
Italy
Spain
France
Partner A Markets Brand 1
Partner A Markets Brand 1
Partner B
Markets Brand 1
Partner C
Markets Brand 2
Partner D
Markets
Brand 2
Partner E
Markets Brand 1
IN E.U. LAUNCHES, OREXIGEN PLANS TO UTILIZE CO-
MARKETING PARTNERSHIPS TO MAXIMIZE MYSIMBA
®
PROMOTION
WITH
MINIMAL
OREXIGEN
SPEND
Illustrative: Co-Marketing partnerships are common in Europe
26
Co-marketing partnerships allow multiple companies to sell the same drug under different trademarks in direct competition

For
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–
not
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use
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product
promotion
GLOBAL PARTNERSHIP STRATEGY
27
Partnered territories:
U.S. (Takeda) and South
Korea (Kwang
Dong)
EU, MENA: Seeking co-marketing
and distribution agreements
Rest of World: Seeking full partnership agreements
(Kwang
Dong is model)

OREXIGEN FOCUS: PATH TO PROFITABILITY
For
investor
purposes
only
–
not
for
use
in
product
promotion
Enable 2H 2016 E.U. Launches with
Co-Marketing / Distribution Partners
Maximize
Contrave
®
U.S. Net Sales
Partner Contrave
®
/ Mysimba
®
in Several Rest of World Territories
Carefully Manage Expenses Toward
Profitability With Existing Capital
28